UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2002

                       SANGUI BIOTECH INTERNATIONAL, INC.

             (Exact Name of Registrant as Specified in its Charter)



                                    Colorado
              ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             0-21271                              84-1330732
       ---------------------         -----------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)


        1508 Brookhollow Drive, Suite 354, Santa Ana, California 92705
       -----------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

     (Registrant's telephone number, including area code) - (714) 429-7807
     ----------------------------------------------------------------------



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

A press release regarding departure of the officers of the Company was issued on October 31, 2002, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

99.1 Press Release dated October 31, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       SANGUI BIOTECH INTERNATIONAL, INC.





Dated: November 5, 2002                 By:   /s/ Wolfgang Barnikol
                                      ---------------------------------
                                            Wolfgang Barnikol
                                            President and CEO





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                                  EXHIBIT INDEX



EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
  99.1       Press Release dated October 31, 2002.





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                                  EXHIBIT 99.1

                              For immediate release

SANGUI BIOTECH DIRECTOR RESIGNS

Sta. Ana, California. - Edgar Fritschi, VM.D., has resigned from his positions as Director and Member of the Board of Sangui BioTech International Inc., and any other position he held in the Sangui Group. He declared that for personal reasons he intends to enhance his focus on different activities while being available for ongoing advice. The Board thanked Edgar Fritschi for his persistent efforts to promote Sangui's future through advice and intensive contact with industry partners. Sangui Board and management continue to pursue the refocussing program aimed at cost reduction and fast market entry. Shareholders are encouraged to submit proposals for the upcoming shareholders' meeting before November 11th, 2002.

Contact:

Sangui BioTech International, Inc., SanguiBioTech AG - Prof. Dr. Dr. W. Barnikol, CEO 049-(0)2302-915204 (Fon) 049-(0)2302-915191 (Fax), info@sangui.de or barnikol@sangui.de or 001-714-429-4807 (Fon) 001-714-429-7808 (Fax)
http://www.sangui.de

This news release includes statements, other than historical fact, that may be deemed forward-looking. These statements may be accompanied by words such as "believe," "estimate," "project," "expect," "anticipate," or "predict" that conveys the uncertainty of future events or outcomes. These statements are based on assumptions that the Company believes are reasonable; however, many factors could cause the Company's actual results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. Important factors which could cause actual results to differ materially from those in forward-looking statements include, among others, the ability to obtain additional financing, which is not assured; rapid technological developments and changes; problems in developments of the Company's products; price and product competition by competitors; general economic conditions; and factors discussed in the Company's SEC filings. Shareholders are cautioned that the forward-looking statements are not guarantees of future performance and that developments different fro those projected in the forward-looking statements can be expected. Sangui does not intend (and is not legally obligated) to update publicly any forward-looking statements.